UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 14, 2005


                           WYNDHAM INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                         1-9320                94-2878485
-------------------------------    ------------------------    -------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

                        1950 STEMMONS FREEWAY, SUITE 6001
                               DALLAS, TEXAS 75207
                    (Address of principal executive offices)

         Registrant's telephone number, including area code:    (214) 863-1000
                                                              ------------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Wyndham International, Inc. (the "Company"), a Delaware corporation, announced that it has entered into an Agreement and Plan of Merger, dated as of June 14, 2005 (the "Merger Agreement"), with Wind Hotels Holdings Inc., a Delaware corporation ("Parent"), and Wind Hotels Acquisition Inc., a Delaware corporation and wholly owned subsidiary of the Parent ("Merger Co" and, together with the Parent, the "Buyers"), pursuant to which Merger Co will merge with and into the Company (the "Merger"), with the Company continuing as the surviving corporation. Parent is an affiliate of The Blackstone Group.

Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock of the Company (the "Shares"), other than any Shares owned by the Company or any of its wholly owned subsidiaries or by the Parent or any of its wholly owned subsidiaries, or by any stockholders who are entitled to and who properly exercise appraisal rights under Delaware law, shall be canceled and shall be converted automatically into the right to receive $1.15 in cash, without interest.

The Merger is conditioned, among other things, on the adoption of the Merger Agreement by the stockholders of the Company and the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Company previously announced the entry into a Recapitalization and Merger Agreement, dated as of April 14, 2005, with certain investors of Wyndham's Series B Preferred Stock in which all outstanding shares of Series A and Series B Preferred Stock will be converted into common stock. Under the terms of the Merger Agreement the holders of shares of Series A and Series B Preferred Stock will receive $72.17 per share in cash, subject to potential adjustment to reflect additional shares issued as dividends after June 30, 2005.

Holders of approximately 90% of the outstanding Series B Preferred Stock (representing approximately 47% of the voting power of the Company) entered into a Voting Agreement, dated as of June 14, 2005 (the "Voting Agreement") with the Buyers and the Company in which such holders agreed to, among other things, vote in favor of the Merger. The Voting Agreement will terminate upon the termination of the Merger Agreement.

Immediately prior to the execution of the Merger Agreement, the Company and American Stock Transfer and Trust Company (the "Rights Agent") entered into an amendment (the "Rights Agreement Amendment") to the Shareholder Rights Agreement dated as of June 29, 1999 (the "Rights Agreement"), which provides that neither the execution of the Merger Agreement, Voting Agreement or any agreements, arrangements or understandings entered into by the Buyers in connection with the Merger Agreement, nor the announcement or consummation of the Merger, will trigger the provisions of the Rights Agreement. The Rights Agreement Amendment provides that the Rights

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Agreement terminates upon the effective time of the Merger. The Rights Agreement
Amendment is further described in Item 3.03 below.

The foregoing descriptions of the Merger Agreement, the Voting Agreement and the Rights Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the Voting Agreement and the Rights Agreement Amendment, which are filed as exhibits hereto, and are incorporated herein by reference.




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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Immediately prior to the execution of the Merger Agreement, the Company and the Rights Agent entered into the Rights Agreement Amendment, which provides that neither the execution of the Merger Agreement, Voting Agreement or any agreements, arrangements or understandings entered into by the Buyers in connection with the Merger Agreement, nor the consummation or announcement of the transactions contemplated by the Merger Agreement, will trigger the provisions of the Rights Agreement. The Rights Agreement Amendment terminates upon the effective time of the Merger.

In particular, the Rights Agreement Amendment provides that neither the Buyers nor any of their respective affiliates (the "Exempted Persons") shall be deemed to be an "Acquiring Person," and a Triggering Event shall not be deemed to have occurred by virtue of or as a result of (i) any agreements, arrangements or understandings executed and delivered by the Exempted Persons in connection with the Merger Agreement or (ii) the announcement or consummation of the transactions contemplated by the Merger Agreement. The Rights Agreement Amendment also redefines "Expiration Date" to include a potential earlier date and time immediately prior to the Merger becoming effective.

The foregoing description of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement Amendment, which is filed as an exhibit hereto, and is incorporated herein by reference.


SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On June 14, 2005, the Company issued a press release announcing the execution of the Merger Agreement, which is filed as an exhibit hereto.

CAUTIONARY STATEMENTS

The Merger Agreement, Voting Agreement and Rights Agreement Amendment have been included to provide investors with information regarding their terms. Except for their status as the contractual documents that establish and govern the legal relations among the parties thereto with respect to the transactions described in this Form 8-K, the Merger Agreement, Voting Agreement and Rights Agreement Amendment are not intended to be a source of factual, business or operational information about the parties.

The representations, warranties, covenants and agreements made by the parties in each of the Merger Agreement, Voting Agreement and Rights Agreement Amendment are made as of specific dates and are qualified and limited, including by information in disclosure schedules that the parties exchanged in connection with the execution of such agreements. Moreover, certain of the representations and warranties are subject to a

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contractual standard of materiality that may be different from what may be viewed as material to stockholders. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Merger Agreement, Voting Agreement and Rights Agreement Amendment, including where the parties do not have complete knowledge of all facts. Investors are not third-party beneficiaries under Merger Agreement and Rights Agreement Amendment and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its respective affiliates.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

2.1 Agreement and Plan of Merger, dated as of June 14, 2005, by and among Wyndham International, Inc., Wind Hotels Holdings Inc. and Wind Hotels Acquisition Inc.

4.1 Amendment No.4, dated as of June 13, 2005, to the Rights Agreement dated as of June 29, 1999 between Wyndham International, Inc. and American Stock Transfer and Trust Company.

99.1 Voting Agreement, dated as of June 14, 2005, by and among Wyndham International, Inc., Wind Hotels Holdings Inc., Wind Hotels Acquisition Inc., Apollo Invest8ment Fund IV, L.P. (and certain of its affiliates identified on the signature pages thereto), AIF/THL PAH LLC, BCP Voting Inc. and Thomas H. Lee Equity Fund IV, L.P. (and certain of its affiliates identified on the signature pages thereto).

99.2 Press Release, dated June 14, 2005, of Wyndham International, Inc., announcing the Agreement and Plan of Merger.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WYNDHAM INTERNATIONAL, INC.


                                          By: /s/ Mark A. Solls
                                              ----------------------------------
                                              Name:  Mark A. Solls
                                              Title:    Executive Vice President




Date:  June 14, 2005



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                  DESCRIPTION
------                                  -----------

2.1 Agreement and Plan of Merger, dated as of June 14, 2005, by and among Wyndham International, Inc., Wind Hotels Holdings Inc. and Wind Hotels Acquisition Inc.

4.1 Amendment No.4, dated as of June 13, 2005, to the Rights Agreement dated as of June 29, 1999 between Wyndham International, Inc. and American Stock Transfer and Trust Company.

99.1 Voting Agreement, dated as of June 14, 2005, by and among Wyndham International, Inc., Wind Hotels Holdings Inc., Wind Hotels Acquisition Inc., Apollo Invest8ment Fund IV, L.P. (and certain of its affiliates identified on the signature pages thereto), AIF/THL PAH LLC, BCP Voting Inc. and Thomas H. Lee Equity Fund IV, L.P. (and certain of its affiliates identified on the signature pages thereto).

99.2 Press Release, dated June 14, 2005, of Wyndham International, Inc., announcing the Agreement and Plan of Merger.